UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2021

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55993	16-1626611
(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City, Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.02 – Termination of a Material Definitive Agreement

In September 2019, Nocera, Inc. (the “Company) entered into an exclusive Regional Agency Cooperation (Marketing) Agreement (“Cooperation Agreement”) with JC Development, Co., Ltd. (“JC Development”) in Taiwan. The Company and JC Development have mutually agreed to the termination of the Cooperation Agreement as of December 31, 2021.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 31, 2021, Erik Nelson resigned as Director and Corporate Secretary of Nocera, Inc. (the “Company”). Concurrently, the Board of Directors of the Company appointed Gerald H. Lindberg as a member of the Board of Directors and Corporate Secretary. Mr. Lindberg’s biographical information is as follows:

Mr. Lindberg has served as board member and CFO of publicly traded companies including ImmunoBiotics, Inc., CFO, March-August 2009, Consultant to and Board Member of IcoWorks, Inc. September 2003 – May 2005 and business adviser and consultant, capital acquisition director, and operations officer to real world and Internet start-ups and helped raise capital for start-ups, small and microcap businesses in both the public and private sectors.

Earlier in his career he was Section Chief, Litigation Assistance Systems Section, Justice Management Division, United States Department of Justice, attorney-advisor with the United States Department of Justice (1979-1982).

His experience includes business plan preparation, early stage advising for corporate development and positioning for capital raising including crowd funding, private placement memoranda, investor presentation development, equity, debt and hybrid funding, form preparation and filing, offering syndicate coordination, sales/ marketing strategy along with investment community relations and investor relations, business development, licensing management, and assuring compliance with Federal and state regulations and fraud prevention software development. His areas of specialty include technology and intellectual property management, digital entertainment, media and marketing, eCommerce, m-Commerce, software design and development.

EDUCATION INFORMATION

Juris Doctor, Western New England University, School of Law, Springfield, MA

Instructor, Attorney Advisor, United States Department of Justice, Washington, DC

Instructor, Massachusetts Bar Association, Civil Procedure

Instructor, Springfield Community College Springfield Mass, Business Law

Bachelor of Arts, Political Science, Seton Hall University, South Orange, NJ

District of Columbia Bar (inactive)

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nocera, Inc.

By:

/s/ Yin-Chieh Cheng

____________________

Yin-Chieh Cheng

Title: CEO

Date: January 5, 2022